Exhibit 10.3

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

This Second Amendment (this “Amendment”) to Credit and Guaranty Agreement (as defined below) is entered into as of November 14, 2007, by and among MR DEFAULT SERVICES LLC, a Delaware limited liability company (“MR”), E-DEFAULT SERVICES LLC, a Delaware limited liability company (“E-Default”), STATEWIDE TAX AND TITLE SERVICES LLC, a Delaware limited liability company (“STT”), STATEWIDE PUBLISHING SERVICES LLC, a Delaware limited liability company (“Statewide Publishing” and, together with MR, E-Default and STT, on a joint and several basis, “Borrowers”), MR PROCESSING HOLDING CORP., a Delaware corporation (“Holdings”), and certain subsidiaries of Borrowers, as Guarantors, and the Lenders party hereto.

RECITALS

WHEREAS, the Borrowers, Holdings and certain subsidiaries of Borrowers, as Guarantors, various Lenders, RBS SECURITIES CORPORATION (“RBSS”), as Sole Lead Arranger, Sole Book Runner and Syndication Agent and THE ROYAL BANK OF SCOTLAND PLC (“RBOS”), as Administrative Agent, Collateral Agent and Documentation Agent, are parties to that certain $170,000,000 Credit and Guaranty Agreement dated as of February 9, 2007, as amended as of March 29, 2007 (the “Credit and Guaranty Agreement”) (capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit and Guaranty Agreement).

WHEREAS, the Borrowers intend to acquire (i) all of the capital stock of Cal-Western Reconveyance Corporation, a California corporation (“CW”), Interface Inc., a California corporation (“Interface”), and Reliable Reconveyance Corporation, a California corporation (“Reliance”), and (ii) the non-legal bankruptcy and foreclosure business assets of Pite Duncan, LLP (the “PD Assets”).

WHEREAS, the Borrowers have requested certain amendments to the Credit and Guaranty Agreement, and in connection therewith, the parties hereto, including the Requisite Lenders, have agreed to amend such Credit and Guaranty Agreement as herein set forth.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.                                            Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit and Guaranty Agreement.

Section 2.                                            Amendment to Cover Page. The parties hereto hereby agree to amend the Cover Page by (i) adding the words “and as amended as of November 14, 2007” on a new line immediately following the words “as amended as of March 29, 2007”.

Section 3.                                            Amendment to Preamble. The parties hereto hereby agree to amend the Preamble by adding the words “and as amended by the Second Amendment dated as of November 14, 2007,” immediately following the words “as amended by the First Amendment dated as of March 29, 2007,”

Section 4.                                            Definition of Permitted Acquisition in Section 1.01. Solely with respect to the acquisitions of CW, Interface, Reliable and the PD Assets, the Administrative Agent and the Requisite Lenders agree to accept the financial statements of CW, Interface, Reliable and Pite Duncan, LLP for the twelve-month period ended July 31, 2007 to determine whether the Borrowers are in compliance with the financial covenants set forth in Section 6.08 on a pro forma basis after giving effect to such acquisitions as of the last day of the Fiscal Quarter ended September 30, 2007.

Section 5.                                            Amendment to Section 1.01. The parties hereto hereby agree to amend the definition of “Senior Subordinated Notes” by (i) deleting the word “initial” and (ii) deleting “$55,000,000” and replacing it with “$95,000,000.”

Section 6.                                            Amended Purchase Agreement. The Administrative Agent and the Requisite Lenders hereby agree that the Purchase Agreement shall be amended by the Second Amendment to the Purchase Agreement in the form attached hereto as Exhibit A.

Section 7.                                            Conditions Precedent. This Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(a)                                  The Administrative Agent shall have received all of the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i)                                     Amendment Documents. This Amendment and each other instrument, document or certificate required by the Administrative Agent as set forth in this Amendment, duly executed and delivered by the Loan Parties and the Requisite Lenders; and

(ii)                                  Additional Information. Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.

(b)                                 With respect to the acquisitions of CW, Interface, Reliable and the PD Assets, the Borrowers shall have complied with the requirements of the definition of “Permitted Acquisition.”

(c)                                  All conditions precedent set forth in Section 3.02 shall have been satisfied.

(d)                                 All costs and expenses payable to the Lenders as provided in Section 9 hereof shall have been paid to the extent due.

Section 8.                                            Representations and Warranties of the Borrowers and  Holdings. Each Borrower and Holdings hereby represents and warrants that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and

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performance of this Amendment has been duly authorized by all necessary action and will not violate any of its Organizational Documents and (b) the Credit and Guaranty Agreement (after giving effect to this Amendment) and all other Loan Documents are and remain its legal, valid, binding and enforceable obligations in accordance with the terms thereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 9.                                            Reference to Agreement. Each of the Loan Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit and Guaranty Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit and Guaranty Agreement, whether direct or indirect, shall mean a reference to the Credit and Guaranty Agreement as amended hereby.

Section 10.                                      Costs and Expenses. The Borrowers shall pay on demand all out-of-pocket costs and expenses of the Lenders (including the reasonable fees, costs and expenses of counsel to RBOS) incurred in connection with the preparation, execution and delivery of this Amendment.

Section 11.                                      Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAW AND RULES.

Section 12.                                      Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 13.                                      Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 14.                                      Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies any Lender may have under the Credit and Guaranty Agreement or under any other Loan Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

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Section 15.                                      Ratification By Guarantors. The Guarantors hereby agree to this Amendment, and the Guarantors acknowledge that the Guarantors’ Guaranty shall remain in full force and effect without modification thereto.

Section 16.                                      Certain Waivers. Each of the Borrowers and the Guarantors hereby agrees that neither the Agents nor any Lender shall be liable under a claim of, and hereby waives any claim against the Agents and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of this Amendment and any discussions or actions taken or not taken by the Agents or the Lenders on or before the date hereof or the discussions conducted in connection therewith, or any course of action taken by the Agents or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of any Agent or any Lender or any of their respective agents. This Section 16 shall survive the execution and delivery of this Amendment and the termination of the Credit and Guaranty Agreement, as amended hereby.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MR DEFAULT SERVICES LLC

By:	/s/ Jennifer Dorris
Name:	Jennifer Dorris
Title:	Vice President, CFO and Secretary

E-DEFAULT SERVICES LLC

By:	/s/ Jennifer Dorris
Name:	Jennifer Dorris
Title:	Vice President, CFO and Secretary

STATEWIDE TAX AND TITLE SERVICES LLC

By:	/s/ Jennifer Dorris
Name:	Jennifer Dorris
Title:	Vice President, CFO and Secretary

STATEWIDE PUBLISHING SERVICES LLC

By:	/s/ Jennifer Dorris
Name:	Jennifer Dorris
Title:	Vice President, CFO and Secretary

MR PROCESSING HOLDING CORP.

By:	/s/ Jennifer Dorris
Name:	Jennifer Dorris
Title:	Vice President, CFO and Secretary

Second Amendment to Credit and Guaranty Agreement

NATIONWIDE TRUSTEE SERVICES, INC.

By:	/s/ Jennifer Dorris
Name:	Jennifer Dorris
Title:	Vice President, CFO and Secretary

Second Amendment to Credit and Guaranty Agreement

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent and as a Lender

By:	/s/ William Stafeil
Name:	William Stafeil
Title:	Managing Director

Second Amendment to Credit and Guaranty Agreement

ACOS CLO 2007-1, LTD.
By:	American Capital Asset Management, LLC, as Portfolio Manager, as a Lender

By:	/s/ Lindley Richert, Jr.
Name:	Lindley Richert, Jr.
Title:	Authorized Signatory

Second Amendment to Credit and Guaranty Agreement

ACOS CLO 2007-2, LTD.
By:	American Capital Asset Management, LLC, as Portfolio Manager, as a Lender

By:	/s/ Lindley Richert, Jr.
Name:	Lindley Richert, Jr.
Title:	Authorized Signatory

Second Amendment to Credit and Guaranty Agreement

CIFC FUNDING 2007-II, LTD.
CIFC FUNDING 2007-III, LTD.
CIFC FUNDING 2007-50, LTD.,
as a Lender

By:	/s/ Elizabeth C. Chow
Name:	Elizabeth C. Chow
Title:	Head of Underwriting

Second Amendment to Credit and Guaranty Agreement

CITIBANK N.A.,
as a Lender

By:	/s/ Ignacio Pineros
Name: Ignacio Pineros
Title: Vice President

Second Amendment to Credit and Guaranty Agreement

BRIDGEPORT CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Senior Vice President

Second Amendment to Credit and Guaranty Agreement

BRIDGEPORT II CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Senior Vice President

Second Amendment to Credit and Guaranty Agreement

BURR RIDGE CLO Plus LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Senior Vice President

Second Amendment to Credit and Guaranty Agreement

CUMBERLAND II CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Senior Vice President

Second Amendment to Credit and Guaranty Agreement

FOREST CREEK CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Senior Vice President

Second Amendment to Credit and Guaranty Agreement

LONG GROVE CLO, LIMITED
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Senior Vice President

Second Amendment to Credit and Guaranty Agreement

MARKET SQUARE CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Senior Vice President

Second Amendment to Credit and Guaranty Agreement

MUIRFIELD TRADING LLC,
as a Lender

By:	/s/ Tara E. Kenny
Name: Tara E. Kenny
Title: Assistant Vice President

Second Amendment to Credit and Guaranty Agreement

SCHILLER PARK CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Senior Vice President

Second Amendment to Credit and Guaranty Agreement

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate, as a Lender

By:	/s/ Kelli C. Marti
Name: Kelli C. Marti
Title: Senior Vice President

Second Amendment to Credit and Guaranty Agreement

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD., or an affiliate, as a Lender

By:	/s/ Kelli C. Marti
Name: Kelli C. Marti
Title: Senior Vice President

Second Amendment to Credit and Guaranty Agreement

Denali Capital, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate, as a Lender

By:	/s/ Kelli C. Marti
Name: Kelli C. Marti
Title: Senior Vice President

Second Amendment to Credit and Guaranty Agreement

FREEPORT LOAN FUND LLC,
as a Lender

By:	/s/ Ian Fowler
Name: Ian Fowler
Title: Duly Authorized Signatory

Second Amendment to Credit and Guaranty Agreement

FREEPORT OFFSHORE LOAN FUND LLC, as a Lender

By:	/s/ Ian Fowler
Name: Ian Fowler
Title: Duly Authorized Signatory

Second Amendment to Credit and Guaranty Agreement

GLOBAL LEVERAGE CAPITAL CREDIT OPPORTUNITY FUND I
By Global Leveraged Capital Management LLC, as a Lender

By:	/s/ Chad B. Carta
Name: Chad B. Carta
Title: Analyst

Second Amendment to Credit and Guaranty Agreement

GOLUB CAPITAL PARTNERS FUNDING 2007-1 LTD, as a Lender

By: Golub Capital Incorporated, as Servicer

By:	/s/ [illegible]
Name:
Title:

GOLUB INTERNATIONAL LOAN LTD. I, as a Lender

By: GOLUB CAPITAL INTERNATIONAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ [illegible]
Name:
Title:

GOLUB CAPITAL MASTER FUNDING LTD, as a Lender

By:	/s/ [illegible]
Name:
Title:

Second Amendment to Credit and Guaranty Agreement

ABINGDON FINANCE LIMITED
By: GSO Debt Funds Management LLC as Investment Manager

By:	/s/ James Roche
Name: James Roche
Title: Authorized Signatory

Second Amendment to Credit and Guaranty Agreement

FM LEVERAGED CAPITAL FUND I
By: GSO Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ James Roche
Name: James Roche
Title: Authorized Signatory

Second Amendment to Credit and Guaranty Agreement

FM LEVERAGED CAPITAL FUND II
By: GSO Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ James Roche
Name: James Roche
Title: Authorized Signatory

Second Amendment to Credit and Guaranty Agreement

FOXE BASIN CLO 2003, LTD
By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ James Roche
Name: James Roche
Title: Authorized Signatory

Second Amendment to Credit and Guaranty Agreement

GALE FORCE 3 CLO, LTD.
By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ James Roche
Name: James Roche
Title: Authorized Signatory

Second Amendment to Credit and Guaranty Agreement

HUDSON STRAITS CLO 2004, LTD.
By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ James Roche
Name: James Roche
Title: Authorized Signatory

Second Amendment to Credit and Guaranty Agreement

TELOS CLO 2007-2, LTD, as a Lender
By: Tricadia Loan Management

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Principal

Second Amendment to Credit and Guaranty Agreement